SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       Date of Report (date of earliest event reported): January 10, 2003


                               HYBRID FUELS, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      0-29351               88-0384399
(State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation                    File Number)         Identification Number)


         PO BOX 41118, RPOS Winfield, B.C., Canada              V2V 1Z7
        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: 306-697-3191



(Former name or former address, if changed since last report)





































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Item 5. Other Events and Regulation FD Disclosure
        On January 22, 2004, Hybrid Fuels Inc., issued a press release announcing a change in its Directors and Officers. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits Description

        (c) Exhibit 99- Press Release dated January 22, 2004


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January XX, 2004

HYBRID FUELS, INC.

By:
/s/Alan Urschel
Alan Urschel
President and Chief Executive Officer







































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